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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 14, 2001


                                  CWABS, INC.
                                  -----------
            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-38686                   95-4596514
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)

4500 Park Granada
Calabasas, California                                                  91302
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 (Address of Principal                                            (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code:  (818) 225-3237

                                   No Change
  ---------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K/A (the "Form 8-K/A"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2001-4.

     In connection with the offering of the Asset-Backed Certificates, Series 2001-4, Countrywide Securities Corporation ("CSC") and J.P. Morgan Securities Inc. ("JPMorgan"), as underwriters of the Offered Certificates, have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC and JPMorgan with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K/A, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The Computational Materials, which were filed on Form SE dated November 14, 2001, are hereby incorporated by reference in this Current Report on Form 8-K/A, and shall be deemed to be part hereof and thereof.

     The Company is filing herewith an amendment to the second paragraph of the Principal Paydown section of the Computational Materials (the "Amendment to the Computational Materials"). The Amendment to the Computational Materials is attached hereto as Exhibit 99.1.





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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-4.



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

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

               99.1     Amendment to the Computational Materials.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                        By: /s/ Josh Adler
                                            --------------
                                            Name: Josh Adler
                                            Title: Vice President


Dated:  November 21, 2001

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                        Description
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99.1                               Amendment to the Computational Materials.